SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

     This Second Amendment to Loan and Security Agreement is entered into as of April 22, 2013 (this “Amendment”), by and among IDENTIVE GROUP, INC., a Delaware corporation (“Parent”), and each of the Domestic Subsidiaries listed on Schedule 1.1 hereto (together with Parent, hereinafter collectively referred to as “Borrower”), and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“Lender”).

RECITALS

     Borrower and Lender are parties to that certain Loan and Security Agreement dated as of October 30, 2012, as amended by that certain First Amendment to Loan and Security Agreement, dated as of March 5, 2013 (as amended, modified or restated from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Financial Covenants. Section 7.14(b) of the Agreement is amended and restated as follows:

7.14(b) Minimum EBITDA. Parent and its Subsidiaries on a consolidated group basis shall maintain at all times EBITDA, measured on the last day of each fiscal quarter during the fiscal year ending December 31, 2013, on a trailing three-month basis commencing with the fiscal quarter ending March 31, 2013, in amounts not less than those set forth on Schedule 7.14A2. Such EBITDA covenant levels amends and restates the EBITDA covenant levels set forth on Schedule 7.14 and 7.14A. For the avoidance of doubt, the existing minimum Revenue and Current Ratio amounts set forth in Schedule 7.14 shall remain unchanged. For the fiscal quarters and years subsequent to the fiscal year ended December 31, 2013, Parent shall deliver to Lender updated monthly projections approved by Parent’s Board of Directors as lender projections for the next fiscal year not less than 30 days prior to the end of Parent’s prior fiscal year and, in connection therewith, shall update Schedule 7.14 to the extent acceptable by Lender.

     2. Entire Agreement; No Waiver. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Loan Documents, as in effect prior to the date hereof. This Amendment does not constitute a novation.

     3. Representations and Warranties. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

     4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     5. Conditions to Amendment. As a condition to the effectiveness of this Amendment, Lender shall have received, in form and substance satisfactory to Lender the following:

(a)	this Amendment, duly executed by Borrower;

(b)	confirmation of receipt by Borrower of at least the initial $2,000,000 of equity proceeds pursuant to effective equity documents, as described in and consistent with the $20,000,000 equity line term sheet previously provided to Lender (the “Equity Line”); and

(c) payment of a non-refundable follow-on facility fee of $112,500 to Lender.

IN WITNESS WHEREOF, Lender and Borrower have caused this Second Amendment to Loan and Security Agreement to be duly executed by their duly authorized officers, respectively, as of the day and year first above written.

BORROWER:

IDENTIVE GROUP, INC.
	Signature:	/s/ David Wear

David Wear

Chief Financial Officer

TECHNOLOGY CORP.
	Signature:	/s/ David Wear

	Print Name:	David Wear

	Title:	CFO

HIRSCH ELECTRONICS LLC
	Signature:	/s/ David Wear

	Print Name:	David Wear

	Title:	CFO

IDONDEMAND, INC.
	Signature:	/s/ David Wear

	Print Name:	David Wear

	Title:	CFO

ROCKWEST TECHNOLOGY GROUP, INC.
	Signature:	/s/ David Wear

	Print Name:	David Wear

	Title:	CFO

Accepted in Palo Alto, California:
LENDER:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.
	Signature:	/s/ Ben Bang

	Print Name:	Ben Bang

	Title:	Senior Counsel